                                                                    Exhibit 10.2


                        Home Properties of New York, L.P.
                              Amendment No. Four to
                           Second Amended and Restated
                        Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective November 14, 1997 as follows:

I. pursuant to paragraph (b) of Section 9.10 of the Partnership Agreement to cure an ambiguity in the first sentence of paragraph (a) of Section 6.08 of the Partnership Agreement such that the first sentence of paragraph (a) of
     Section 6.08 shall be amended in its entirety to read as follows:

     "Subject to Section 6.08(c) hereof, until such time as is within 30 days of any dissolution of the Partnership under subparagraph (i) or (ii) of
     Section 7.01 (a) hereof, each Limited Partner (other than the General Partner or the QRS, if the General Partner or the QRS is also a Limited Partner) shall have the right (the "Purchase Right") to require the Partnership to purchase on the Specified Purchase Date all or a portion of the Units held by such Limited Partner at a price equal to and in the form of the Cash Amount to be paid by the Partnership."

II. to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the transfer of certain of the Units.


GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in act


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                        Home Properties of New York, L.P.
                             Amendment No. Eight to
                           Second Amended and Restated
                        Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective March 13, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the exercise of their Purchase Rights by certain partners, the assignment by certain partners of some of their Units and the issuance of Units to the former owners of the Park Shirlington Apartments in Arlington, Virginia and the Braddock Lee Apartments in Alexandria, Virginia.



GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
    as attorney in act


/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary

                                                             3/12/98

                                                           SCHEDULE A

                                                HOME PROPERTIES OF NEW YORK, L.P.
                                            PARTNERS, UNITS AND PERCENTAGE INTERESTS

                                                         GENERAL PARTNER

                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Home Properties of New York, Inc.  850 Clinton Square                                    182,111.146       1.00000%
                                   Rochester, New York 14604

                                                        LIMITED PARTNERS

                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Home Properties Trust              850 Clinton Square                                  9,572,791.488      52.56565%
                                   Rochester, New York 14604

Home Leasing Corporation           850 Clinton Square                                        429,376       2.35777%
                                   Rochester, New York 14604

Leenhouts Ventures                 850 Clinton Square                                          8,010       0.04398%
                                   Rochester, New York 14604

Norman P. Leenhouts                850 Clinton Square                                            467       0.00256%
                                   Rochester, New York 14604

Nelson B. Leenhouts                850 Clinton Square                                            219       0.00120%
                                   Rochester, New York 14604

Arlene Z. Leenhouts                850 Clinton Square                                         50,000       0.27456%
                                   Rochester, New York 14604

Nancy E. Leenhouts                 850 Clinton Square                                         50,000       0.27456%
                                   Rochester, New York 14604

Amy L. Tait                        850 Clinton Square                                         11,195       0.06147%
                                   Rochester, New York 14604

Amy L. Tait and                    850 Clinton Square                                          2,548       0.01399%
   Robert C. Tait                  Rochester, New York 14604

Ann M. McCormick                   850 Clinton Square                                            565       0.00310%
                                   Rochester, New York 14604

Ann M. McCormick and               850 Clinton Square                                          1,737       0.00954%
   Patrick M. McCormick            Rochester, New York 14604

David P. Gardner                   850 Clinton Square                                          3,506       0.01925%
                                   Rochester, New York 14604

William E. Beach                   850 Clinton Square                                          2,433       0.01336%
                                   Rochester, New York 14604




                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

William E. Beach and               850 Clinton Square                                          3,046       0.01673%
   Richelle A. Beach               Rochester, New York 14604

Paul O'Leary                       850 Clinton Square                                          3,207       0.01761%
                                   Rochester, New York 14604

Richard J. Struzzi                 850 Clinton Square                                          2,363       0.01298%
                                   Rochester, New York 14604

Robert C. Tait                     850 Clinton Square                                             70       0.00038%
                                   Rochester, New York 14604

Timothy A. Florczak                850 Clinton Square                                            600       0.00329%
                                   Rochester, New York 14604

Laurie Leenhouts                   850 Clinton Square                                          6,033       0.03313%
                                   Rochester, New York 14604

Peter L. Cappuccilli, Sr.          605 Genesee Street                                          6,250       0.03432%
                                   Syracuse, New York 13204

Rocco M. Cappuccilli               605 Genesee Street                                          6,250       0.03432%
                                   Syracuse, New York 13204

--------------------------------------------------------------------------------------------------------------------

J. Neil Boger                      27 Arlington Drive                                          1,225       0.00673%
                                   Pittsford, New York 14534

Joyce P. Caldarone                 162 Anchor Drive                                            1,225       0.00673%
                                   Vero Beach, Florida 32963

Linda Wells Davey                  17 Green Valley Road                                        1,225       0.00673%
                                   Pittsford, New York 14534

John G. Dorschel                   20 NE Plantation Road                                       1,225       0.00673%
                                   Stuart, Florida 34996

Richard J. Dorschel                32 Whitestone Lane                                          1,225       0.00673%
                                   Rochester, New York 14618

Elizabeth Hatch Dunn               P.O. Box 14261                                              2,450       0.01345%
                                   North Palm Beach, Florida 33408

William T. Uhlen, Jr.              5556 Vardon Drive                                           2,450       0.01345%
                                   Canandaigua, NY 14424

Jeremy A. Klainer                  295 San Gabriel Drive                                         612       0.00336%
                                   Rochester, New York 14610

J. Robert Maney                    506 Panorama Trail                                          2,450       0.01345%
                                   Rochester, New York 14625

John A. McAlpin                    6270 Bopple Hill Road                                       1,225       0.00673%
                                   Naples, New York 14512-9771





                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

George E. Mercier                  99 Ridgeland Road                                           1,225       0.00673%
                                   Rochester, New York 14623

Harold S. Mercier Trust            c/o Star Bank N.A. Trustee                                  1,225       0.00673%
                                   404 Miami Avenue
                                   Terrace Park, Ohio 45174

Michelle Mercier                   99 Ridgeland Road                                           1,225       0.00673%
                                   Rochester, New York 14623

Jack E. Post                       4898 East Lake Road                                         1,225       0.00673%
                                   Rushville, New York 14544

Robert T. Silkett                  3 Dartmouth Court                                           1,225       0.00673%
                                   Pittsford, New York 14534

Carolyn M. Steklof                 144 Dunrovin Lane                                           1,225       0.00673%
                                   Rochester, New York 14618

-----------------------------------

Conifer Development, Inc.          850 Clinton Square                                         20,738       0.11388%
                                   Rochester, New York 14604

C.O.F. Inc.                        850 Clinton Square                                        294,695       1.61822%
                                   Rochester, New York 14604

Richard J. Crossed                 850 Clinton Square                                         68,021       0.37351%
                                   Rochester, New York 14604

Crossed Family Partnership         850 Clinton Square                                          7,200       0.03954%
                                   Rochester, New York 14604

Lawrence R. Brattain               850 Clinton Square                                            500       0.00275%
                                   Rochester, New York 14604

C. Terence Butwid                  850 Clinton Square                                          2,000       0.01098%
                                   Rochester, New York 14604

Kathleen M. Dunham                 850 Clinton Square                                            200       0.00110%
                                   Rochester, New York 14604

Peter J. Obourn                    850 Clinton Square                                         30,700       0.16858%
                                   Rochester, New York 14604

John H. Fennessey                  850 Clinton Square                                         30,700       0.16858%
                                   Rochester, New York 14604

Timothy D. Fournier                850 Clinton Square                                          3,750       0.02059%
                                   Rochester, New York 14604

Barbara Lopa                       850 Clinton Square                                            100       0.00055%
                                   Rochester, New York 14604

John Oster                         850 Clinton Square                                          1,911       0.01049%
                                   Rochester, New York 14604

Eric Stevens                       850 Clinton Square                                            100       0.00055%
                                   Rochester, New York 14604
                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Tamarack II Associates             850 Clinton Square                                          2,027       0.01113%
                                   Rochester, New York 14604

Burton S. August                   11 Woodbury Place                                           4,246       0.02332%
                                   Rochester, New York 14618

Charles J. August                  355 Ambassador Drive                                        4,246       0.02332%
                                   Rochester, New York 14610

Robert W. August                   35 Woodstone Rise                                           1,158       0.00636%
                                   Pittsford, New York 14534

John H. Cline                      35 Vick Park A                                              2,316       0.01272%
                                   Rochester, New York 14607

Ralph DeStephano, Sr.              1249-1/2 Long Pond Road                                     2,316       0.01272%
                                   Rochester, New York 14626

Howard Weinstein, Trustee U/T/A    70 Woodland Road                                            2,316       0.01272%
dated June 2, 1994                 Short Hills, New Jersey 07078

Gerald A. Fillmore                 3800 Delano Road                                            2,316       0.01272%
F/B/O Living Trust of G.A.F.       Oxford, Michigan 48371

Esther Lowenthal                   1400 East Avenue                                            2,316       0.01272%
                                   Rochester, New York 14610

Richard J. Katz, Jr.               191 Island Drive                                            2,316       0.01272%
                                   Jupiter, Florida 33477

Anwer Masood, MD                   1445 Portland Avenue                                        2,316       0.01272%
                                   Rochester, New York 14621

Elizabeth W. Pine                  1350 Highland Avenue                                        1,448       0.00795%
                                   Rochester, New York 14620

Hazel E. Reveal Marital Trust      c/o J. Harrison                                             1,340       0.00736%
 #321001860                        Chase P.O. Box 1412
                                   Rochester, New York 14603

Ernest Reveal Family Trust         c/o J. Harrison
 #321001810                        Chase P.O. Box 1412                                           976       0.00536%
                                   Rochester, New York 14603

Gregory J. Riley, MD               9 Beach Flint Way                                           2,276       0.01250%
                                   Victor, New York 14564

Princeton University               Box 46
                                   Princeton, New Jersey 08544-0046                               40       0.00022%

Thomas P. Riley                    346 Beach Avenue                                            2,316       0.01272%
                                   Rochester, New York 14612

Tamarack Associates                c/o Mr. Timothy D. Fournier                                 2,316       0.01272%
                                   850 Clinton Square
                                   Rochester, New York 14604

William G. vonberg                 8 Old Landmark Drive                                        2,316       0.01272%
                                   Rochester, New York 14618
                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Stephen C. Whitney                 9 Devonwood Lane                                              869       0.00477%
                                   Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara         136 Mendon-Ionia Road                                       2,316       0.01272%
                                   Mendon, New York 14506

-----------------------------------

The  Joseph  A.  Cicci   Revocable 109 Wyoming Street                                         70,000       0.38438%
Trust
                                   Syracuse, New York 13204

-----------------------------------

Philip J. Solondz                  968 Stuyvesant Avenue                                     236,678       1.29963%
                                   Union, New Jersey 07063

Gaby   Solondz  1997  Trust  dated 28 Fordham Road                                            25,000       0.13728%
9/1/97
                                   Livingston, NJ 07039

Daniel Solondz                     968 Stuyvesant Avenue                                     261,678       1.43691%
                                   Union, New Jersey 07063

Julia Weinstein                    308 E. 72nd St., Apt. 3D                                   56,051       0.30778%
                                   New York, New York 10021

-----------------------------------

CLASS   A   LIMITED    PARTNERSHIP
INTERESTS
                                                                                                     ---------------
State  Treasurer  of the  State of 430 West Allegan                                        1,666,667       9.15192%
Michigan,
Custodian   of   Michigan   Public Lansing, Michigan  48922
School
Employees'    Retirement   System,
Michigan
State Policy Retirement System and
Michigan Judges' Retirement System
___________________________________________________________

Henry A. Quinn                     603 Benson House                                          145,383       0.79832%
                                   Rosemont, PA  19010

James J. Grifferty                 57 Woods Lane                                              23,515       0.12912%
                                   Scarsdale, NY 10583

Jack C. Dixon                      16 Lands End Drive                                          3,589       0.01971%
                                   Greensboro, NC 27408-3841

Priscilla M. Elder                 230 Sundial Court                                           5,788       0.03178%
                                   Vero Beach, FL 32963-3469

John J. Ficca, Jr.                 415 Lancaster Avenue - Unit 8                              11,393       0.06256%
                                   Haverton, PA 19041

LaVonne B. Graese Trust            5193 Fairway Oaks Drive                                    49,321       0.27083%
                                   Windermere, FL 34786

Thomas F. Keaveney                 1420 Regatta Drive                                         10,216       0.05610%
                                   Wilmington, NC  28405

Charles T. Hopkins                 104 Wood Spring Road                                        6,202       0.03406%
                                   Box 443
                                   Gwynedd Valley, PA 19437

Janet T. Klion                     25 Bailiwick Road                                           7,608       0.04178%
                                   Greenwich, CT  06831
                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Louis E. Levy                      26 Farmstead Road                                          15,586       0.08559%
                                   Short Hills, NJ  07078

John T. Shanahan                   123 Rotary Drive                                           16,442       0.09029%
                                   Summit, NJ  07901

Burton M. Mirsky                   21 Woodcrest Drive                                          4,216       0.02315%
                                   Morristown, NJ  07960

Denis J. Taura                     90 Montadale Drive                                          8,892       0.04883%
                                   Princeton, NJ  08540

William Simon                      KPMG Peat Marwick                                          12,212       0.06706%
                                   725 South Figueroa Street
                                   Los Angeles, CA 90017

David M. Seiden                    29 Hampton Road                                               314       0.00172%
                                   Scarsdale, NY 10583

Christopher H. Washburn            910 Malvern Drive                                           1,333       0.00732%
                                   Pottstown, PA  19465

Edward W. Trott                    KPMG Peat Marwick                                           4,176       0.02293%
                                   767 Fifth Avenue
                                   New York, NY 10153

Michael Meltzer                    6362 Innsdale Drive                                           887       0.00487%
                                   Los Angeles, CA 90068

Eugene G. Schorr                   KPMG Peat Marwick                                             444       0.00244%
                                   345 Park Avenue
                                   New York, NY  10154

John J. Chopack                    202 Hedgemere Drive                                           444       0.00244%
                                   Devon, PA  19333

Neil J. Miotto                     2146 Harkins Avenue                                         1,679       0.00922%
                                   Menlo Park, CA  94025

Alfred W. Fiore                    27 Copper Beach Road                                          444       0.00244%
                                   Greenwich, CT 06830

Dallas E. Smith                    78083 Foxbrook Lane                                           222       0.00122%
                                   Palm Desert, CA 92211-1229

John M. Guinan                     4 Denford Drive                                               778       0.00427%
                                   Newtown Square, PA 19073

Martin F. Mertz                    256 S. Bald Hill Road                                       7,551       0.04146%
                                   New Canaan, CT  06840

Robert G. McGregor                 Two Cherry Lane                                             8,335       0.04577%
                                   Old Greenwich, CT 06870-1902

Sam Yellen                         22433 Oxnard Street                                         9,938       0.05457%
                                   Woodland, CA 91367

Robert J. Logan, Trustee           16925 Timberlake Drive SW                                   2,835       0.01557%
                                   Fort Myers, FL 33908
                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

John D. Collins                    2141 Ponus Ridge Road                                       6,227       0.03419%
                                   New Canaan, CT  06840

Michael A. Conway                  15 Berndale Drive                                           6,227       0.03419%
                                   Westport, CT  06880

John F. Barna                      11 Hummingbird Lane                                         5,977       0.03282%
                                   Darien, CT 06820

David F. Martin                    520 Woodland Road                                           4,511       0.02477%
                                   Sewickley, PA 15143-1086

Charles T. Collins                 684 Fernfield Circle                                        5,942       0.03263%
                                   Wayne, PA 19087

Peter B. Baker                     300 Park Street                                             4,871       0.02675%
                                   Haworth, NJ  07641

Thomas J. Carroll                  111 West 67th Street                                        8,305       0.04560%
                                   Apartment 35E
                                   New York, NY 10023

Lillian D. Walsh                   29986 Maple View Drive                                      2,835       0.01557%
                                   Rainier, OR 97048

Joseph H. Fisher                   345 W. Mountain Road                                       10,600       0.05821%
                                   West Simsbury, CT 06092

James L. Goble                     10260 Strait Lane                                          11,228       0.06165%
                                   Dallas, TX  75229

Harold I. Steinberg Revocable      1221 Ranleigh Road                                          2,855       0.01568%
 Inter Vivos Trust under agreement McLean, VA 22101
dated 5/24/91

William J. Cozine                  5 Manchester Court                                          6,663       0.03659%
                                   Morristown, NJ 07960

Andrew J. Capelli                  35 Starlight Road                                           3,344       0.01836%
                                   Staten Island, NY 10301

Howard J. Krongard                 9 Cornell Way                                               8,387       0.04605%
                                   Upper Montclair, NJ 07043

Jerome Lowengrub                   7 Lee Terrace                                               8,411       0.04619%
                                   Short Hills, NJ  07078

Michael C. Lowengrub Custodian for 3 Shoreham Drive West                                         100       0.00055%
  Robin Lowengrub                  Dix Hills, NY 11746-6510

Michael C. Lowengrub Custodian for 3 Shoreham Drive West                                         200       0.00110%
  Jason Lowengrub                  Dix Hills, NY 11746-6510

United Jewish Appeal of Metro West 901 Route 10                                                  100       0.00055%
                                   Whippany, NJ 07981-1156

Freedom House Foundation           P.O. Box 67                                                   100       0.00055%
                                   Glen Gardner, NJ 08826-0367

                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Kelly Lowengrub Custodian for      30 Randall Shea Drive                                         100       0.00055%
   Kaycee Lowengrub                Swansea, MA 02777-2912

Kelly Lowengrub Custodian for      30 Randall Shea Drive                                         100       0.00055%
   Kate Lowengrub                  Swansea, MA 02777-2912

Kelly Lowengrub                    30 Randall Shea Drive                                         100       0.00055%
                                   Swansea, MA  02777-2912

Kenneth Lowengrub                  30 Randall Shea Drive                                         100       0.00055%
                                   Swansea, MA  02777-2912

Lavoy Robison                      1001 Green Oaks Drive                                       2,469       0.01356%
                                   Littleton, CO 80121

William F. VanFossan               8576 Woodbriar Drive                                        1,571       0.00863%
                                   Sarasota, FL  34238

Katharine E. Van Riper             57 Foremost Mountain Road                                   9,311       0.05113%
                                   Montville, NJ 07045

Thomas M. Shanley                  63 Lantern Road                                               786       0.00432%
                                   Fairfield, CT 06430

Lawrence M. Mullen                 1605 S. E. 9th Street                                         786       0.00432%
                                   Ft. Lauderdale, FL 33316

Sandra H. Levy                     26 Farmstead Road                                           3,000       0.01647%
                                   Short Hills, NJ  07078

Roderick C. McGeary                1911 Waverly Street                                         3,710       0.02037%
                                   Palo Alto, CA 94301

Stanley L. Seiden                  #300 Three Islands Boulevard                                   57       0.00031%
                                   The Anchor Bay Club
                                   Hallandale, FL 33009

Shaileen & Timothy Tracy           111 Lampwick Lane                                           1,100       0.00604%
                                   Fairfield, CT 06430

Robert D. Huth                     44 W. Lancaster Avenue                                        571       0.00314%
                                   Ardmore, PA 19003

Michael C. Plansky                 156 Beach Avenue                                              802       0.00440%
                                   Larchmont, NY 10538

Frank A. Farnesi                   6 Woodford Lane                                             1,496       0.00821%
                                   Malvern, PA 19355

Robert W. Beecher, Trustee         30 Mainmast Circle                                         12,339       0.06776%
                                   P.O. Box 85
                                   New Castle, NH 03854-0085


                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Harris R. Chorney                  43 Mountain Brook Road                                        705       0.00387%
                                   West Hartford, CT  06117

Kenneth Daly                       1359 Shadowoak Drive                                        1,104       0.00606%
                                   Malvern, PA 19355

Thomas L. Holton                   12861 Marsh Landing                                         8,136       0.04468%
                                   Palm Beach Gardens, FL 33418

Richard Isserman                   165 W. 66th Street                                          4,428       0.02431%
                                   Apartment 21B
                                   New York, New York 10023

Patrick W. Kenny                   33 Fulton Place                                               642       0.00353%
                                   West Hartford, CT 06107

Frank Kilkenny                     42 Highland Circle                                          5,884       0.03231%
                                   Bronxville, NY 10708

Robert W. Lambert                  P.O. Box 8628                                                 355       0.00195%
                                   Horseshoe Bay, TX 78657-8628

Thomas J. McParland                1117 Ivymont Road                                             417       0.00229%
                                   Rosemont, PA 19010

S. Thomas Moser                    KPMG Peat Marwick                                           3,079       0.01691%
                                   2800 Two First Union Center
                                   Charlotte, NC 28282

James T. & Dorothy Powers          9870 Huntcliff Trace                                        4,158       0.02283%
                                   Atlanta, GA 30350

Michael G. Regan                   14 Brenner Place                                           10,984       0.06031%
                                   Demarest, NJ 07627

Raymond James & Assoc.             880 Carillon Parkway                                        1,552       0.00852%
FBO Thomas M. Shanley SEP          St. Petersburg, FL 33733
A/C# 88559590

Edward F. Smith                    1031 Lawrence Avenue                                        2,194       0.01205%
                                   Westfield, NJ 07090

Timothy P. Tracy Pension Trust     111 Lampwick Lane                                           1,552       0.00852%
                                   Fairfield, CT 06430

Robert E. & Barbara T. Buce        16846 Glynn Drive                                           1,282       0.00704%
                                   Pacific Palisades, CA 90272

Donald P. Kern                     Brynwood Lane                                               1,821       0.01000%
                                   Greenwich, CT 06831

F. David Fowler                    9450 New Bridge Drive                                       1,821       0.01000%
                                   Potomac, MD 20854

L. Glenn Perry                     123 Harbor Drive, No. 103                                   5,392       0.02961%
                                   Stamford, CT 06902

Herbert E. Morse                   18 Porters Cove Road                                          897       0.00493%
                                   Hingham, MA 02043
                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Eileen M. Walsh                    3045 Grand Concourse                                          449       0.00247%
                                   Apartment F-4
                                   Bronx, NY 10468

Thomas J. Yoho                     12 Indian Rock Lane                                         1,572       0.00863%
                                   Greenwich, CT 06830

Vincent J. Cannella Living Trust   14657 Amberleigh Hill Court                                 4,635       0.02545%
                                   St. Louis, MO 63017


Dorothy L. Shanahan                123 Rotary Drive                                            3,711       0.02038%
                                   Summit, NJ 07901

Joan L. Kern                       Brynwood Lane                                               2,388       0.01311%
                                   Greenwich, CT 06831

Carol T. Fish                      38 Cedar Knoll Road                                         4,708       0.02585%
                                   Cockeysville, MD 21030

Archibald T. Fort                  2418 Stanwick Road                                          1,748       0.00960%
                                   Phoenix, MD 21131

Ralph W. Clermont                  2311 Clifton Forge Drive                                    1,324       0.00727%
                                   St. Louis, MO 63131

Barbara G. Collins                 2141 Ponus Ridge                                            1,324       0.00727%
                                   New Canaan, CT 06840

Paul M. Henkels                    985 Jolly Road                                              2,247       0.01234%
                                   Blue Bell, PA  19422

Mary Jane & Jay Patchen            9406 Mary Tucker Cove                                       1,324       0.00727%
                                   Memphis, TN 38133

Susan R. Ross                      17 Carthage Lane                                            1,786       0.00981%
                                   Scarsdale, NY 10583

Thomas J. Coffey                   5 Brampton Road                                               662       0.00364%
                                   Malvern, PA 19355

Marie A. Farnesi                   6 Woodford Lane                                               662       0.00364%
                                   Malvern, PA 19355

M. Candace Guinan                  4 Denford Drive                                               773       0.00424%
                                   Newtown Square, PA 19073

Bernard J. Milano                  134 MacIntyre Lane                                            662       0.00364%
                                   Allendale, NJ  07401

Veronica A. Conway                 15 Berndale Drive                                           3,571       0.01961%
                                   Westport, CT 06880

Mildred M. Cozine                  5 Manchester Court                                          1,986       0.01091%
                                   Morristown, NJ 07960

John & Doris Ficca                 415 Lancaster Avenue, Unit 8                                5,295       0.02908%
                                   Haverford, PA 19041

                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

William A. Hasler                  102 Golden Gate Avenue                                        923       0.00507%
                                   Belvedere, CA 94920

Thomas J. Murphy                   208 N. Edmonds Avenue                                         923       0.00507%
                                   Havertown, PA 19083

Peter F. Viera                     1950 Montgomery Avenue                                        923       0.00507%
                                   Villanova, PA 19085

Anthony J. Del Tufo                20 Church Street - A6                                         462       0.00254%
                                   Greenwich, CT 06830

Bruce R. Lesser                    640 Six Sentry Parkway                                        462       0.00254%
                                   Blue Bell, PA 19422

Doris E. Ficca                     415 Lancaster Avenue, Unit 8                                  776       0.00426%
                                   Haverford, PA 19041

Joan J. Martin                     520 Woodland Road                                             388       0.00213%
                                   Sewickley, PA 15143-1086

Nadine L. Barna                    11 Hummingbird Lane                                         4,042       0.02220%
                                   Darien, CT 06820

Patricia A. Collins                684 Fernfield Circle                                          388       0.00213%
                                   Wayne, PA 19087

Maxine S. Holton                   12861 Marsh Landing                                         6,418       0.03524%
                                   Palm Beach Gardens, FL 33418

John A. Flack                      89  Perkins Road                                              642       0.00353%
                                   Grenwich, CT  06830
___________________________________________________________

Berger/Lewiston Associates         21790 Coolidge Highway                                  1,076,594       5.91174%
  Limited Partnership              Oak Park, MI 48237

Stephenson-Madison Heights Company 21790 Coolidge Highway                                    104,541       0.57405%
  Limited Partnership              Oak Park, MI 48237

Kingsley-Moravian Company          21790 Coolidge Highway                                    376,288       2.06625%
  Limited Partnership              Oak Park, MI 48237

Woodland Garden Apartments         21790 Coolidge Highway                                    319,860       1.75640%
  Limited Partnership              Oak Park, MI 48237

B&L Realty Investments             21790 Coolidge Highway                                     33,560       0.18428%
  Limited Partnership              Oak Park, MI 48237

Southpointe Square Apartments      21790 Coolidge Highway                                    155,623       0.85455%
  Limited Partnership              Oak Park, MI 48237

Greentrees Apartments              21790 Coolidge Highway                                    275,905       1.51504%
  Limited Partnership              Oak Park, MI 48237

Big Beaver-Rochester Properties    21790 Coolidge Highway                                    528,348       2.90124%
  Limited Partnership              Oak Park, MI 48237


                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Century Realty Investment Company  21790 Coolidge Highway                                     99,195       0.54469%
  Limited Partnership              Oak Park, MI 48237
___________________________________________________________

John M. DiProsa                    32 Sydenham Road                                           11,150       0.06123%
                                   Rochester, NY 14609

Claude S. Fedele                   12 Beckenham Lane                                          23,765       0.13050%
                                   Fairport, NY 14450

Gabriel W. Gruttadaro              6 Powder Mill Drive                                        11,150       0.06123%
                                   Pittsford, NY 14534

Anthony M. Julian                  204 Angelus Drive                                          11,150       0.06123%
                                   Rochester, NY 14622

Joanne M. Lobozzo                  756 Rock Beach Road                                       165,188       0.90707%
                                   Rochester, NY 14617

Geraldine B. Lynch                 92 Eagle Ridge Circle                                       7,922       0.04350%
                                   Rochester, NY 14617

Michael E. McCusker                7974 Oak Brook Circle                                      31,687       0.17400%
                                   Pittsford, NY 14534

Jack P. Schifano                   916 Highland Trails Avenue                                  3,961       0.02175%
                                   Henderson, NV 89015
___________________________________________________________

Donald H. Schefmeyer               63262 Orange Road                                          92,889       0.51007%
                                   South Bend, IN 46614

Stephen W. Hall                    7700 St. Andrews Circle West
                                   Portage, MI 49024                                          92,889       0.51007%
___________________________________________________________

Tower Capital, LLC                 11501 Huff Court                                          279,782       1.53633%
                                   N. Bethesda, MD 20895

Anne S. Reich                      4200 Massachusetts Avenue, NW                               5,784       0.03176%
                                   Apartment 506
                                   Washington, DC 20016

Beverly B. Bernstein               3248 N Street, NW                                         144,608       0.79406%
                                   Washington, DC 20037

Park Shirlington Apartments        c/o 11501 Huff Court                                       72,304       0.39703%
 Limited Partnership               N. Bethesda, MD 20895

Chalant Associates, Ltd.           c/o Anne S. Reich                                          53,975       0.29638%
                                   4200 Massachusetts Avenue, NW
                                   Apartment 506
                                   Washington, DC 20016





                                                                                           Number of     Percentage
Name and Identifying Number        Business or Residence Address                          Units Held       Interest

Reich-Rubenstein Enterprises       c/o Anne S. Reich                                          69,412       0.38115%
 Limited Partnership               4200 Massachusetts Avenue, NW
                                   Apartment 506
                                   Washington, DC 20016

Leona Libby Feldman                575 Greensward Lane                                         4,388       0.02410%
                                   Delray Beach, FL 33445

Braddock Lee Apartments            c/o 11501 Huff Court                                       47,282       0.25963%
 Limited Partnership               N. Bethesda, MD 20895

Sarah Selsky                       1801 East Jefferson Street                                 42,779       0.23491%
                                   Apartment 608
                                   Rockville, MD 20852

Lane F. Libby                      352 Mattison Reservoir Avenue                              43,876       0.24093%
                                   Branchville, NJ 07826


Lauren Libby Pearce                537 Hilarie Road                                           43,876       0.24093%
                                   St. Davids, PA 19807

Amy S. Rubenstein                  2814 Dumbarton Street, NW                                  11,627       0.06385%
                                   Washington, DC 20007

Beth Dana Rubenstein               451 29th Street                                            13,689       0.07517%
                                   San Francisco, CA 94131

Barton S. Rubenstein               4003 Underwood Street                                      13,689       0.07517%
                                   Chevy Chase, MD 20815

Lee G. Rubenstein                  4915 Linnean Avenue, NW                                     2,808       0.01542%
                                   Washington, DC 20008

Trust U/W Daryl R. Rubenstein      c/o David Osnos                                             2,062       0.01132%
 F/B/O Amy Sara Rubenstein         1050 Connecticut Avenue, NW
                                   Washington, DC 20036

Steven M. Reich 1976 Trust         c/o Stephen A. Bodzin Trustee                              59,313       0.32570%
                                   1156 15th Street, NW
                                   Suite 329
                                   Washington, DC 20005

WHC Associates, LLC                7201 Wisconsin Avenue                                      83,364       0.45776%
                                   Suite 650
                                   Bethesda, MD 20814

                                                                               ----------------------
TOTAL UNITS/INTERESTS                                                                 18,211,114.634

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